                                                                    EXHIBIT 21


             SUBSIDIARIES OF UNITED PARCEL SERVICE OF AMERICA, INC.

                                     AS OF

                               DECEMBER 31, 1995


                                              State of                  Date of
Subsidiaries                                  Incorporation             Incorporation
- ------------                                  -------------             -------------
Wholly Owned Subsidiaries
- -------------------------

United Parcel Service Co.                     Delaware                  January 22, 1953
United Parcel Service Deutschland Inc.        Delaware                  September 10, 1980
United Parcel Service General Services Co.    Delaware                  November, 4, 1957
United Parcel Service, Inc.                   New York                  June 27, 1930
United Parcel Service, Inc.                   Ohio                      March 19, 1934

United Parcel Service, Inc. (Virginia)        Virginia                  September 21, 1970
UPS Customhouse Brokerage, Inc.               Delaware                  April 1, 1985
UPS International General Services Co.        Delaware                  August 12, 1988
UPS International, Inc.                       Delaware                  July 5, 1988
   UPS International Forwarding, Inc.         Delaware                  August 13, 1990
   UPS of Ireland, Inc.                       Delaware                  January 9, 1992
   UPS of Argentina, Inc.                     Delaware                  March 17, 1992
   UPS of Brazil, Inc.                        Delaware                  November 12, 1993
   UPS of Portugal, Inc.                      Delaware                  June 30, 1992
   UPS of Norway, Inc.                        Delaware                  September 25, 1992
   United Parcel Service Espana Ltd.          Delaware                  December 4, 1992
   United Parcel Service Italia, S.R.L.       Delaware                  January 11, 1993
   UPS of China, Inc.                         Delaware                  April 25, 1995
UPS Truck Leasing, Inc.                       Delaware                  September 11, 1991

UPS Worldwide Forwarding, Inc.                Delaware                  August 12, 1988
UPS Worldwide Logistics, Inc.                 Delaware                  December 18, 1992
   Worldwide Dedicated Services, Inc.         Delaware                  June 9, 1995
UPICO Corporation                             Delaware                  December 26, 1974
UPS Aviation Services, Inc.                   Delaware                  February 7, 1989
Diversified Trimodal, Inc.                    Delaware                  July 25, 1979

Merchants Parcel Delivery                     Washington                April 5, 1909
Trailer Conditioners, Inc.                    Delaware                  March 22, 1982
II Morrow, Inc.                               Oregon                    March 9, 1982
Red Arrow Bonded Messenger Corporation        California                November 16, 1922
UPS Air Leasing, Inc.                         Delaware                  October 12, 1989
   Avenair Corporation                        Nevada                    November 14, 1994
   Nevair Corporation                         Nevada                    November 10, 1994



                                             State of            Date of
Wholly Owned Subsidiaries (cont.)            Incorporation       Incorporation
- ---------------------------------            -------------       -------------

Roadnet Technologies, Inc.                   Delaware            May 12, 1986
UPS Telecommunications, Inc.                 Delaware            April 25, 1990
UPS Properties, Inc.                         Delaware            May 9, 1990
  El Paso Distribution Center, Inc. (One)    Texas               September 17, 1990
  El Paso Distribution Center, Inc. (Two)    Texas               September 17, 1990
  Tri-State Distribution, Inc. (One)         Illinois            September 14, 1990
  Tri-State Distribution, Inc. (Two)         Illinois            September 14, 1990
  Tri-State Distribution, Inc. (Three)       Illinois            September 14, 1990
  Tri-State Distribution, Inc. (Four)        Illinois            September 14, 1990
  Tri-State Distribution, Inc. (Five)        Illinois            September 14, 1990
  Vista Distribution Center, Inc. (One)      Nevada              September 14, 1990
  Vista Distribution Center, Inc. (Two)      Nevada              September 14, 1990
  Vista Distribution Center, Inc. (Three)    Nevada              September 14, 1990
  Vista Distribution Center, Inc. (Four)     Nevada              September 14, 1990
  Vista Distribution Center, Inc. (Five)     Nevada              September 14, 1990
Upinsco, Inc.                                U.S. Virgin Islands December 1, 1994
Sonic Air, Inc.                              Arizona             February 16, 1995

Velleb, Inc.                                 Washington          November 1, 1993

Adi Realty Company                           Idaho               March 30, 1979
Alko Corporation                             Oklahoma            December 7, 1976
Bardale Company                              Illinois            July 1, 1963
Basplas Corporation                          Delaware            January 16, 1987
Brastock Corporation                         Nebraska            April 15, 1974

Brookind Corporation                         Illinois            January 26, 1970
Buckroe Corporation                          Alabama             September 17, 1984
Burdence Corporation                         Rhode Island        September 26, 1969
Chasreal, Inc.                               West Virginia       January 10, 1965
Cleve Company                                Ohio                December 19, 1958

Cova Corporation                             Virginia            March 13, 1978
Dakkel Corporation                           South Dakota        February 11, 1971
Dalho Corporation                            Texas               January 29, 1970
Darico, Inc.                                 Connecticut         May 26, 1969
Daven Corporation                            Iowa                June 14, 1976

Deerfield Corporation                        Illinois            June 20, 1986
Denado Corporation                           Colorado            March 1, 1971
Dullesport Corporation                       Virginia            September 2, 1987
Edison Corporation                           New Jersey          April 21, 1970
Elsil Corporation                            Illinois            July 3, 1986

Evind Corporation                            Indiana             November 6, 1969
Fardak Corporation                           North Dakota        February 11, 1971
Galanta Company                              Georgia             July 15, 1968
Kylou, Inc.                                  Kentucky            May 24, 1982
Labar Corporation                            Louisiana           October 12, 1983


Wholly Owned Subsidiaries          State of Incorporation      Date of Incorporation
- ----------------------------       ----------------------      ---------------------

  Lakefair Corporation                Virginia                   September 1, 1987
  Mascester Company, Inc.             Massachusetts              June 13, 1969
  Masreal Company, Inc.               Massachusetts              November 8, 1962
  Mexalb Corporation                  New Mexico                 September 15, 1975
  Minneagen Real Estate Company       Minnesota                  January 26, 1985

  Missjack Company                    Mississippi                January 4, 1971
  Montbill Corporation                Montana                    July 22, 1976
  Moroc Corporation                   Missouri                   October 16, 1972
  Newbany Corporation                 New York                   September 23, 1969
  Nubee, Inc.                         New York                   December 9, 1943

  Oshaon Corporation                  Wisconsin                  April 16, 1974
  Parkprop, Inc.                      Kansas                     March 7, 1989
  Penallen Corporation                Pennsylvania               July 7, 1969
  Ralcar Corporation                  North Carolina             April 20, 1970
  Rockapar Corporation                Arkansas                   April 30, 1973

  Royoak, Incorporated                Michigan                   July 10, 1969
  Sallad Corporation                  Texas                      February 26, 1982
  Saluta Corporation                  Utah                       February 22, 1977
  Saskan Corporation                  Kansas                     June 16, 1969
    Kacika Corporation                Kansas                     November 13, 1984
  Socol Company, Inc.                 South Carolina             July 2, 1969

  Solacal Company                     California                 February 16, 1966
    Lacalos Corporation               Nevada                     January 29, 1986
  Sophil Company                      Pennsylvania               August 22, 1962
  South Seventh Corporation           Washington                 June 11, 1969
  Stadiana, Inc.                      Indiana                    April 1, 1959
  Swanpor Corporation                 Oregon                     May 13, 1970

  Temphis Corporation                 Tennessee                  September 10, 1969
  Valacal Company                     California                 July 7, 1966
  Verbal Corporation                  Maryland                   September 18, 1969
  Verlas Corporation                  Nevada                     March 24, 1971
  Willmanch Corporation               New Hampshire              October 30, 1973

  Wyoas Corporation                   Wyoming                    June 10, 1976
  Wyld, Inc.                          Delaware                   September 5, 1980



                                                            Date of
Subsidiary                                 Country          Incorporation
- ----------                                 -------          -------------

International Subsidiaries
- --------------------------

United Parcel Service Pty. Ltd.            Australia        December 7, 1990
UPS Pty. Ltd.                              Australia        January 19, 1990
United Parcel Service
  Speditionsgesellschaft  m.b.H.           Austria          September 2, 1986
UPS Transport GmbH                         Austria          November 5, 1986
United Parcel Service (Bahrain) WLL        Bahrain          February 19, 1983
United Parcel Service Belgium N.V.         Belgium          December 22, 1988
United Parcel Service (Bermuda) Ltd.       Bermuda          June 25, 1985
UPS DO Brasil & Cia.                       Brazil           January 24, 1994
2855-8278 Quebec Inc.                      Canada           April 24, 1991
724352 Ontario Inc.                        Canada           June 19, 1987
United Parcel Service Canada Ltd.          Canada           September 19, 1974
United Parcel Service Cayman Islands
  Limited                                  Cayman Islands   June 5, 1992
UPS De San Jose, S.A.                      Costa Rica       July 27, 1995
UPS Denmark A/S                            Denmark          January 1, 1989
United Parcel Service Finland OY           Finland          January 28, 1987
United Parcel Service France S.N.C.        France           March 31, 1994
Prost-Transports S.A.
  Speditionsgesellschaft mbH               Germany                    1989
United Parcel Service Deutschland Inc.     Germany          October 16, 1980
UPS Air Cargo Service GmbH                 Germany          January 12, 1988
UPS Grundstuecksverwaltungs GmbH           Germany          February 25, 1985
UPS Transport GmbH                         Germany          August 5, 1976
UPS Transport GmbH II                      Germany          July 23, 1990
UPS Worldwide Logistics GmbH               Germany          August 17, 1993
UPS Parcel Delivery Service Limited        Hong Kong        November 6, 1987
United Parcel Service CSTC Ireland
  Limited                                  Ireland          June 8, 1995
United Parcel Service of Ireland Limited   Ireland          March 25, 1986
United Parcel Service Italia, S.R.L.       Italy            July 30, 1986
United Parcel Service Co., Japan Branch    Japan            September 28, 1990
UPS Japan Limited                          Japan            October 14, 1986
UPS Yamato Co., Ltd.                       Japan            December 26, 1986
United Parcel Service Jersey Limited       Jersey           October 23, 1973
United Parcel Service (M)Sdn. Bhd.         Malaysia         August 17, 1988
United Parcel Service (Transport)
  Sdn. Bhd.                                Malaysia         October 2, 1989
United Parcel Service De Mexico, S.A.
  De C.V.                                  Mexico           November 22, 1989
Prost-Transports Nederland B.V.            Netherlands      July 20, 1988
United Parcel Service Nederland B.V.       Netherlands      December 19, 1985
UPS Norge A/S                              Norway           August 8, 1986
UPS of Norway, Inc., Oslo Branch           Norway           September 25, 1992
UPS of Portugal, Inc., Lisbon Branch       Portugal         June 30, 1992
United Parcel Service Co., Singapore
  Branch                                   Singapore        October 13, 1994
United Parcel Service Singapore PTE Ltd.   Singapore        June 15, 1988
United Parcel Service Co., Korean Branch   South Korea      January 3, 1990

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                                       2


                                                            Date of
Subsidiary                                 Country          Incorporation
- ----------                                 -------          -------------

Sociedad Inversora Sanrelman, S.A.         Spain            November 17, 1988
United Parcel Service Espana Ltd. Y
  Compania, S.R.C.                         Spain            January 1, 1993
UPS Spain, S.L.                            Spain            March 9, 1988
United Parcel Service Sweden AB            Sweden           January 1, 1966
United Parcel Service (Switzerland)        Switzerland      August 28, 1986
UPS International, Inc., Taiwan Branch     Taiwan           July 5, 1988
UPS Parcel Delivery Service Limited        Thailand         September 28, 1988
Atexco (1991) Limited                      United Kingdom   March 6, 1985
Atlasair Limited                           United Kingdom   July 24, 1947
Carryfast Limited                          United Kingdom   August 4, 1941
IML Air Services Group Limited             United Kingdom   February 11, 1969
United Parcel Service of America           United Kingdom   October 28, 1991
UPS (UK) Limited                           United Kingdom   October 2, 1984
UPS Limited                                United Kingdom   July 24, 1985
UPS of America Limited                     United Kingdom   March 5, 1985